UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549




                                 FORM 8-K



                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): June 6, 2000
                                                       --------------



                        ENNIS BUSINESS FORMS, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


             TEXAS                      1-5807                75-0256410
----------------------------          ------------        -------------------
(State or other Jurisdiction          (Commission         (I. R. S. Employer
     of incorporation)                File Number)        Identification No.)



1510 N. Hampton Suite 300, DeSoto, Texas                          75115
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)



                                    (972) 228-7801
                   ----------------------------------------------------
                   (Registrant's telephone number, including area code)

                                       No Change
              -------------------------------------------------------------
              (Former name or former address, if changed since last report)



Item 2.   Acquisition of Assets
          ---------------------

     On June 6, 2000, Ennis Business Forms, Inc. (the Company) completed its acquisition of Northstar Computer Forms, Inc (Northstar). The acquisition was structured as a merger of the Company's wholly owned subsidiary Polaris Acquisition Corp. into Northstar. The acquisition price of $42,673,302 ($14/share) for this transaction consisted of $6,173,302 in cash from internal funds and $36,500,000 in bank loans. Pursuant to the Merger Agreement, immediately prior to the Effective Time, each stock option to acquire shares of Common Stock issued by Northstar and outstanding immediately prior to the Effective Time except certain options issued to Kenneth Overstreet (the "Overstreet Options"), the President of Northstar, including, without limitation, stock options issued under the Company's various stock option plans and arrangements, whether vested or unvested, were exercised pursuant to a Stock Option Exercise and Sale Agreement entered into prior to the Effective Time by the holders of the Stock Options and the shares of Common Stock underlying each such Stock Option were immediately resold to Northstar. Pursuant to the Option Exercise Agreements, each holder of a Stock Option, other than the Overstreet Options, has the right to receive a cash payment (less applicable withholding taxes) equal to the product of the number of shares of Common Stock subject to such Stock Option immediately prior to the Effective Time times the difference between the Merger Consideration and the per share exercise price of such Stock Option immediately prior to the Effective Time.

     As a result of the merger, Northstar became a wholly owned subsidiary of the Company and will operate as its Financial Solutions Group. Northstar designs, manufactures and markets printed forms with an emphasis on machine-readable MICR (Magnetic Ink Character Recognition) printing. Its two business concentrations are custom business/negotiable forms and internal bank forms. In connection with the merger, the Company entered into employment agreements with the senior management of Northstar.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

      (a)  Financial Statements of Northstar Computer Forms, Inc.

          The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 60 days following the date hereof.

      (b)  Pro Forma Disclosures

          The pro forma information that is required to be filed pursuant to this item will be filed by amendment not later than 60 days following the date hereof.

      (c)  Exhibits

          2.1 Agreement and Plan of Merger among Northstar Computer Forms, Inc., Ennis Business Forms, Inc. and Polaris Acquisitions Corp. dated June 6, 2000

          2.2 Amendment No. 1 to Agreement and Plan of Merger among Northstar Computer Forms, Inc., Ennis Business Forms, Inc. and Polaris Acquisitions Corp dated May 9, 2000

          2.3 Articles of Merger of Polaris Acquisition Corp into Northstar Computer Forms, Inc.

          10.1 Credit Agreement among Ennis Business Forms, Inc., Bank One, Texas, N.A., U.S. Bank National Association, Certain Financial Institutions and Banc One Capital Markets, Inc. dated June 6, 2000

          10.2 Consent, Assumption and Amendment Agreement among Northstar Computer Forms, Inc., Ennis Business Forms, Inc. and U.S. Bank National Association

          99.1 Press Release dated June 6, 2000





                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENNIS BUSINESS FORMS, INC.


Date:  June 19, 2000            /s/Robert M. Halowec
       -------------            ----------------------------
                                Robert M. Halowec
                                Vice President Finance
                                And Chief Financial Officer


Date:  June 19, 2000            /s/Harve Cathey
       -------------            ----------------------------
                                Harve Cathey
                                Secretary and Treasurer
                                Principal Accounting Officer